UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2006

Commission File Number   0-15949

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

California	94-2862863
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer identification No.)

100 Rowland Way, Suite 300, Novato, CA	94945
(Address of principal executive offices)	(Zip code)

(415) 878-4000
(Registrant's telephone number including area code)

Item 8.01 Other Events.

On February 2, 2006 the company filed Amendment No. 1 to the Registration Statement on Form S-4 on behalf of Broadcaster, Inc., a wholly-owned subsidiary. This document can be located at http://www.sec.gov/Archives/edgar/data/1348835/000126645406000043/broadcaster_s4a-013106.htm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL MICROCOMPUTER SOFTWARE, INC.

Dated: February 3, 2006	By:	/s/ MARTIN WADE, III

Name: Martin Wade, III Title: Chief Executive Officer

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